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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                     FORM 8-K


                                  CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934




                           Date of Report:  May 24, 1995
                  Date of earliest event reported:  May 18, 1995


                        SOUTHERN CALIFORNIA EDISON COMPANY
              (Exact name of registrant as specified in its charter)



         CALIFORNIA                     1-2313                95-1240335
(State or other jurisdiction of       (Commission          (I.R.S. employer
incorporation or organization)        file number)       identification no.)


                             2244 Walnut Grove Avenue
                                  (P.O. Box 800)
                            Rosemead, California  91770
           (Address of principal executive offices, including zip code)


                                   818-302-1212
               (Registrant's telephone number, including area code)


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Item 5.     Other Events

        On May 18, 1995, Southern California Edison Company agreed to sell $100,000,000 aggregate principal amount of its 8 3/8% Junior Subordinated Deferrable Interest Debentures, Series A, Due 2044, (the "QUIDS"). For further information concerning the QUIDS, refer to the exhibits contained in this Current Report on Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits


Exhibit
Number                            Description
-------                           -----------

1.2              Underwriting Agreement dated May 18, 1995

4.2              Indenture dated as of May 1, 1995

4.3              First Supplemental Indenture dated as of May 25,
                 1995

4.4 Specimen of 8 3/8% Junior Subordinated Deferrable Interest Debentures, Series A, Due June 30, 2044

5                Opinion of Counsel for the 8 3/8% QUIDS, Due 2044

12               Ratio of Earnings to Fixed Charges





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                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SOUTHERN CALIFORNIA EDISON COMPANY


                                                 W. J. Scilacci
                                      ----------------------------------
                                                 W. J. Scilacci
                                              Assistant Treasurer

May 24, 1995